                                                                    Exhibit 99.1
                             ALTEON WEBSYSTEMS, INC.

                                TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----

               Financial Statements:
               Condensed Consolidated Balance Sheets
               September 30, 2000 and June 30, 2000 ...........................    2

               Condensed Consolidated Statements of Operations
               Quarters Ended September 30, 2000 and 1999 .....................    3

               Condensed Consolidated Statements of Cash Flows
               Quarters Ended September 30, 2000 and 1999 .....................    4

               Notes to Condensed Consolidated Financial Statements ...........    5

                             ALTEON WEBSYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (In thousands, except par value amounts)
                                   (Unaudited)

                                                                                      September 30,     June 30,
                                                                                          2000            2000
                                                                                      ------------     ----------
                                     ASSETS
  Current assets:
    Cash and equivalents ........................................................      $  113,430      $  154,125
    Short-term investments ......................................................          81,176          78,863
    Accounts receivable - net ...................................................          30,424          28,733
    Inventory ...................................................................          26,695          15,515
    Prepaid expenses and other current assets ...................................           6,543           4,352
                                                                                       ----------      ----------
            Total current assets ................................................         258,268         281,588
  Property and equipment - net ..................................................          19,642          17,133
  Goodwill and purchased technology - net .......................................         162,914              -
  Long-term investments .........................................................          14,000           8,000
  Other long-term assets ........................................................             768             304
                                                                                       ----------      ----------
            Total assets ........................................................      $  455,592      $  307,025
                                                                                       ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Accounts payable ............................................................      $   13,921     $   16,948
    Accrued compensation and related liabilities ................................          12,467          8,059
    Other accrued expenses ......................................................          22,624         13,592
    Deferred sales - net ........................................................          20,257          5,277
    Current portion of note payable to bank .....................................             815            815
    Current portion of capital lease obligations ................................               3             72
    Income taxes payable ........................................................             455            470
                                                                                       ----------     ----------
            Total current liabilities ...........................................          70,542         45,233
  Note payable to bank and capital lease obligation .............................           1,490          1,427
  Sublease deposits .............................................................             140             93
                                                                                       ----------     ----------
            Total liabilities ...................................................          72,172         46,753
                                                                                       ----------     ----------
  Stockholders' equity:
    Preferred stock, $0.001 par value, 15,000 shares authorized .................              -              -
    Common stock, $0.001 par value, 300,000 shares authorized; shares
       outstanding: September 30, 2000 44,696; June 30, 2000 41,622 .............         719,969        311,785
    Notes receivable from stockholders ..........................................          (2,947)        (4,643)
    Deferred stock compensation .................................................        (210,211)        (5,745)
    Accumulated deficit .........................................................        (123,374)       (41,061)
    Accumulated other comprehensive loss ........................................             (17)           (64)
                                                                                       ----------     ----------
            Total stockholders' equity ..........................................         383,420        260,272
                                                                                       ----------     ----------
            Total liabilities and stockholders' equity ..........................      $  455,592     $  307,025
                                                                                       ==========     ==========

            See notes to condensed consolidated financial statements.

                             ALTEON WEBSYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                           Quarters Ended September 30,
                                                           ----------------------------
                                                               2000            1999
                                                           ------------    ------------
Net sales ................................................   $ 38,607       $ 12,750
Cost of sales ............................................     15,103          5,447
                                                             --------       --------
Gross profit .............................................     23,504          7,303
                                                             --------       --------
Operating expenses:
  Sales and marketing ....................................     25,688          6,820
  Research and development ...............................     11,645          3,989
  General and administrative .............................      6,171          1,283
  Charges related to acquisition by
     Nortel Networks .....................................     32,089           -
  Purchased in-process technology ........................     17,662           -
  Amortization of goodwill, deferred stock
     compensation and purchased technology ...............     16,157           -
  Stock compensation to consultants ......................       -             7,638
                                                             --------       --------
     Total operating expenses ............................    109,412         19,730
                                                             --------       --------
Loss from operations .....................................    (85,908)       (12,427)
Interest income (expense), net ...........................      3,595            331
                                                             --------       --------
Loss before income taxes .................................    (82,313)       (12,096)
Income tax expense .......................................       -                40
                                                             --------       --------
Net loss .................................................   $(82,313)      $(12,136)
                                                             ========       ========

Basic and diluted loss per common share ..................   $  (1.98)      $  (1.20)
                                                             ========       ========
Basic and diluted common shares used in
computation ..............................................     41,502         10,095
                                                             ========       ========

            See notes to condensed consolidated financial statements.

                             ALTEON WEBSYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                                              Quarters Ended September 30,
                                                                              ----------------------------
                                                                                  2000           1999
                                                                              ------------     -----------
Cash flows from operating activities:
  Net loss ..............................................................       $  (82,313)    $  (12,136)
  Adjustments to reconcile net loss to net cash used
     in operating activities:
     Depreciation and amortization ......................................           18,147            581
     Purchased in-process technology ....................................           17,662             -
     Deferred rent ......................................................               (6)             4
     Charges from common stock for services .............................               40            410
     Stock options granted to consultants ...............................               38          7,638
     Changes in assets and liabilities:
        Accounts receivable .............................................           (1,691)        (1,081)
        Inventory .......................................................          (11,180)        (1,918)
        Prepaid expenses and other current assets .......................           (2,153)          (469)
        Accounts payable ................................................           (3,106)         2,731
        Accrued compensation and related liabilities ....................            4,408          2,481
        Other accrued expenses ..........................................           24,050            910
                                                                                ----------     ----------
            Net cash used in operating activities .......................          (36,104)          (849)
                                                                                ----------     ----------
Cash flows from investing activities:
  Maturities of short-term investments ..................................           14,003             -
  Purchases of short-term investments ...................................          (16,269)            -
  Purchases of property and equipment ...................................           (3,811)        (1,497)
  Acquisitions of businesses ............................................            1,614             -
  Investments and other assets ..........................................           (9,427)            -
                                                                                ----------     ---------
            Net cash used in investing activities .......................          (13,890)        (1,497)
                                                                                ----------     ----------
Cash flows from financing activities:
  Net proceeds from sales of common stock ...............................               -          79,579
  Repayments of notes payable ...........................................             (203)          (238)
  Proceeds from stock issued under employee benefit plans, net of
     repurchases ........................................................            7,946            341
  Repayment of notes receivable for common stock ........................            1,625             66
  Repayment of capital lease obligations ................................              (69)           (65)
                                                                                ----------     ----------
            Net cash provided by financing activities ...................            9,299         79,683
                                                                                ----------     ----------
Net increase (decrease) in cash and equivalents .........................          (40,695)        77,337
Cash and equivalents, beginning of period ...............................          154,125         29,766
                                                                                ----------     ----------
Cash and equivalents, end of period .....................................       $  113,430     $  107,103
                                                                                ==========     ==========

Supplemental schedule of noncash investing and financing activities:
  Exercise of stock options for notes receivable, net of repurchases ....       $      (71)    $    3,734
  Cash paid during the period for:
     Interest ...........................................................       $       68     $       87
     Income taxes .......................................................       $        6     $        1

            See notes to condensed consolidated financial statements.

                             ALTEON WEBSYSTEMS, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


Note 1.   Basis of presentation

      The unaudited condensed consolidated financial statements contained in this report have been prepared by Alteon WebSystems, Inc. ("Alteon" or the "Company"). In the opinion of management, such financial statements include all normal recurring adjustments and accruals necessary for a fair presentation of the Company's financial position as of September 30, 2000 and the results of operations and cash flows for the quarters ended September 30, 2000 and 1999. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in accordance with the rules and regulations of the Securities and Exchange Commission. This unaudited quarterly information should be read in conjunction with the audited consolidated financial statements of Alteon and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended June 30, 2000.

Note 2.   Charges related to acquisition by Nortel Networks

      In the quarter ended September 30, 2000, Alteon incurred approximately $32,089,000 of expenses related to the proposed merger with Nortel Networks Corporation ("Nortel Networks") consisting primarily of the cost of the opinion from the investment banker and other professional fees.

Note 3.   Acquisitions

      On July 17, 2000, the Company acquired Pharsalia Technologies, Inc. an Internet infrastructure solutions provider. Alteon issued 1.4 million shares of its common stock, assumed options exercisable for 400,156 shares of its common stock and incurred $115,000 in other costs in exchange for the outstanding shares of Pharsalia that Alteon did not already own. The total consideration was allocated on the basis of the estimated fair value of the assets acquired and liabilities assumed as follows (in thousands):

         Fair value of tangible assets acquired
            (including cash of $1,613) .................    $    2,125
         In-process technology .........................        17,662
         Workforce-in-place ............................           657
         Goodwill ......................................        59,192
         Deferred compensation .........................       168,057
         Liabilities assumed ...........................           (39)
                                                            ----------
                   Total consideration .................    $  247,654
                                                            ==========

      Deferred compensation resulted from unvested stock awards assumed at the date of the acquisition. The workforce-in-place, deferred compensation and goodwill are being amortized over 4 years. The Company incurred acquisition-related charges of $18 million, which include the in-process technology write-off and other costs.

      On September 28, 2000, the Company acquired Bluetail Technologies, Inc. an Internet infrastructure software company. Alteon issued 1.0 million shares of its common stock and incurred $200,000 in other costs in exchange for the outstanding shares of Bluetail. The total consideration was allocated on the basis of the estimated fair value of the assets acquired and liabilities assumed as follows (in thousands):

         Fair value of tangible assets acquired
            (including cash of $316) ...................     $     598
         Customer base .................................           539
         Workforce-in-place ............................           850
         Purchased technology ..........................         1,451
         Goodwill ......................................       104,370
         Deferred compensation .........................        46,260
         Liabilities assumed ...........................          (306)
                                                             ---------
                   Total consideration .................     $ 153,762
                                                             =========

      Deferred compensation resulted from unvested stock awards assumed at the date of the acquisition. The customer base, workforce-in-place, purchased technology and goodwill are being amortized over 4 years. The deferred compensation is being amortized over two years.

Note 4.   Inventory

      Inventories consist of:

                                                           September 30,       June 30,
                                                                2000             2000
                                                           -------------      ---------
                                                                   (in thousands)
         Raw materials and subassemblies ...............     $   7,411        $   7,647
         Inventory at manufacturer in Thailand .........        12,145            5,636
         Work-in-process ...............................         2,001            1,051
         Finished goods ................................         5,138            1,181
                                                             ---------        ---------
                   Total ...............................     $  26,695        $  15,515
                                                             =========        =========

Note 5.   Long-term investments

      Long-term investments include the Company's privately held corporate equity securities in certain technology companies totaling $14.0 million as of September 30, 2000. Investments in equity securities are carried at the lower of cost or market. Our policy is to regularly review the assumptions underlying the financial performance of these privately held companies and, if and when we determine that a decline in fair value below the cost basis is other than temporary, the related investment is written down to its fair value.

Note 6.   Other accrued expenses

      Other Accrued expenses consist of:

                                                            September 30,      June 30,
                                                                2000             2000
                                                            ------------      ---------
                                                                   (in thousands)
         Accrued warranty ..............................     $   2,022        $   2,026
         Marketing and related accruals ................           928            1,149
         Professional fees and related accruals ........         4,714            4,785
         Accrued channel commission ....................         1,240            1,240
         Deferred rent .................................           365              371
         Customer prepaids .............................        10,352              369
         Sales tax payable .............................           530              879
         Other .........................................         2,473            2,773
                                                             ---------        ---------
                   Total ...............................     $  22,624        $  13,592
                                                             =========        =========

Note 7.  Net loss per share

      Basic loss per common share is computed by dividing loss attributable to common stockholders by the weighted-average number of common shares outstanding for the period (excluding shares subject to repurchase). Diluted loss per common share is computed by dividing loss attributable to common stockholders by the weighted-average number of common shares and potentially dilutive common securities outstanding for the period. Potentially dilutive common shares are excluded from the computation in loss periods as their effect would be antidilutive.

      The following is a reconciliation of the numerators and denominators used in computing basic and diluted net loss per share (in thousands, except per share amounts):

                                                            Quarter Ended September 30,
                                                            ---------------------------
                                                                2000            1999
                                                            ----------        ---------
         Net loss (numerator), basic and diluted ...........  $(82,313)       $(12,136)
                                                              ========        ========
         Shares (denominator):
         Weighted average common shares
            outstanding ....................................    43,225          14,363
         Weighted average common shares
            outstanding subject to repurchase ..............    (1,723)         (4,268)
                                                              --------        ---------
         Shares used in computation, basic
            and diluted ....................................    41,502          10,095
                                                              ========        ========
         Net loss per share, basic and diluted .............  $  (1.98)       $  (1.20)
                                                              ========        ========

Note 8.   New accounting pronouncements

     In June 1998, the Financial Accounting Standards Board (the "FASB") issued SFAS 133, Accounting for Derivative Instruments and Hedging Activities. In June 2000, the FASB issued SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities-an amendment of SFAS 133. These statements require companies to record derivatives in the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the fair market values of those derivative instruments would be accounted for depending on the use of the instrument and whether it qualifies for hedge accounting. The Company adopted SFAS No. 133 and SFAS No. 138 in the first quarter of the Company's fiscal year ending June 30, 2001. Adoption of these statements had no material impact on the Company's consolidated financial position, results of operations or cash flows.

Note 9.   Subsequent Events

      On October 4, 2000, Alteon stockholders approved the acquisition of Alteon by Nortel Networks at their annual meeting. On October 5, 2000, Nortel Networks announced the completion of the acquisition of Alteon. As a result of the merger, each outstanding share of Alteon common stock was converted into a right to receive 1.83148 Nortel Networks common shares. Nortel Networks issued approximately 82 million common shares and assumed options exercisable for an additional 29 million common shares in connection with the merger.

      On December 18, 2000, 3Com Corporation ("3Com") completed the acquisition of Alteon's Gigabit Ethernet network interface business for $110 million in cash. The transaction was structured as an asset sale. No personnel transferred from Alteon or Nortel Networks to 3Com in connection with this transaction. In connection with the transaction, 3Com will also license certain Gigabit Ethernet-related technology and intellectual property from Alteon.